UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 23, 2021

Bank of Commerce Holdings
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-25135	94-2823865
(Commission File Number)	IRS Employer Identification No.

555 Capitol Mall, Suite 1255
Sacramento, California 95814
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (800) 421-2575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BOCH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K dated June 24, 2021, is being filed to provide additional disclosure regarding the potential transaction reported under Item 1.01 and to correct a technical error.

Item 1.01 - Entry into a Material Definitive Agreement.

On June 23, 2021, Bank of Commerce Holdings, a California corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Columbia Banking System, Inc., a Washington corporation (“Columbia”). Under the terms of the Merger Agreement, the Company will merge with and into Columbia, with Columbia as the surviving entity (the “Holding Company Merger”). Promptly thereafter, Merchants Bank of Commerce, a wholly owned subsidiary of the Company, will merge with and into Columbia State Bank, a wholly owned subsidiary of Columbia, with Columbia State Bank surviving as a wholly owned subsidiary of Columbia (the “Bank Merger” and together with the Holding Company Merger, the “Mergers”). The Merger Agreement was unanimously adopted by the Company’s board of directors and the board of directors of Columbia.

Subject to the terms and conditions of the Merger Agreement, at the date and time when the Holding Company Merger becomes effective (the “Effective Time”), each share of the Company’s common stock, no par value, issued and outstanding will be converted into the right to receive from Columbia 0.40 of a share of Columbia common stock, no par value (the “Exchange Ratio”). The Exchange Ratio is subject to adjustment to the extent that specified expenses incurred by the Company in connection with the transaction total in excess of $10,500,000 ($10,750,000 if the Effective Time occurs in 2022). Also, the Company may elect to terminate the Merger Agreement if (a) the average closing price of a share of Columbia common stock, calculated in accordance with the Merger Agreement as of a specified date shortly before the intended Effective Time (the “Determination Date”), is less than $35.48 per share and (b) the percentage decline in the average closing price of a share of Columbia common stock underperforms the KBW Regional Banking Index over the same time period by greater than 15%; provided that (i) the Company has given notice of its election to exercise its right to terminate the Merger Agreement within one business day following the Determination Date and (ii) Columbia does not, within two business days following such notice, agree to adjust the Exchange Ratio so that the termination above does not occur.

The Columbia common stock received by the Company’s shareholders in exchange for shares of the Company’s common stock in the Holding Company Merger, together with cash paid in lieu of fractional shares, is hereinafter referred to as the “Merger Consideration.” As of the date of this report, the Merger Consideration has a total aggregate value of approximately $266.0 million (based on the closing price of $39.30for Columbia common stock on June 23, 2021).

The Merger Agreement provides that each share of restricted stock outstanding under the Company’s stock plans (the “Company Stock Plans”) will automatically vest and entitle the holder to receive the Merger Consideration at the Effective Time. Outstanding options to purchase shares of the Company’s common stock (the “Company Options”) under the Company Stock Plans, whether vested or unvested, will be canceled, and the holders of Company Options will be paid in cash an amount equal to the spread between the value of the Merger Consideration per share and the per share exercise price of such Company Option, multiplied by the shares subject to the Company Option, net of any cash required to be withheld under applicable tax laws.

The Merger Agreement contains customary representations and warranties by each of the Company and Columbia, and the Company has agreed to customary pre-closing covenants, including covenants to operate its business in the ordinary course in all material respects and to refrain from taking certain actions without Columbia’s consent. In addition, the Company has agreed to certain additional covenants, including, among others, covenants relating to its obligation to call a meeting of its shareholders to vote on the Merger Agreement, non-solicitation obligations related to alternative acquisition proposals, and, subject to certain exceptions, the obligation of its Board of Directors to recommend that its shareholders approve the Merger Agreement.

The closing of the transaction is expected to occur during the fourth quarter of 2021, subject to the fulfillment of customary closing conditions, including approval by holders of a majority of the outstanding shares of Company common stock at a special meeting of shareholders and the receipt of required regulatory approvals. See “Additional Information and Where to Find It” below for information regarding the prospectus/proxy statement to be distributed to the Company’s shareholders in connection with the shareholder meeting.

Either the Company or Columbia may terminate the Merger Agreement under certain circumstances, including if the Holding Company Merger is not completed by March 31, 2022, or a closing condition is not met. The Company will be required to pay Columbia a $12,000,000 termination fee if the Merger Agreement is terminated under specified circumstances relating to, among others, a change in the Board’s recommendation to shareholders to approve the Holding Company Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Columbia, their respective affiliates and businesses, and the Merger Agreement and related transactions that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 to be filed by Columbia that will include a Proxy Statement of the Company and a Prospectus of Columbia, as well as in the Forms 10-K, Forms 10-Q and other filings that each of the Company and Columbia make with the Securities and Exchange Commission (the “SEC”).

Voting Agreements

Concurrently with the execution of the Merger Agreement, each of the Company’s directors entered into a Voting Support Agreement (each, a “Voting Agreement”) pursuant to which the directors, in their capacity as shareholders of the Company, have agreed, among other things, to vote their shares of Company common stock at the special shareholder meeting in favor of the Merger Agreement and the transactions contemplated thereby. The Voting Agreements also include customary nonsolicitation and confidentiality provisions.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Voting Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements regarding the expected closing and potential benefits of the business combination transaction involving the Company and Columbia, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Company and Columbia operate; uncertainties regarding the ability of Merchants Bank of Commerce and Columbia State Bank to promptly and effectively integrate their businesses; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, shareholders, and counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. The Company undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report other than as required by law. For more information, see the risk factors described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”).

This report is being filed in respect of the proposed merger transaction involving the Company and Columbia. This communication does not constitute an offer to sell or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed merger transaction, Columbia expects to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a Preliminary Proxy Statement of the Company and a Preliminary Prospectus of Columbia, as well as other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, the Company will mail a Definitive Proxy Statement/Prospectus to its shareholders. This communication is not a substitute for the Proxy Statement/Prospectus or Registration Statement or for any other document that the Company or Columbia may file with the SEC and send to the Company’s shareholders in connection with the proposed merger transaction. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN REGARDING THE PROPOSED MERGER TRANSACTION WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy Statement/Prospectus included in the Registration Statement, as well as other filings containing information about Columbia, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at www.bankofcommerceholdings.com under the tab “Investor Services” and from Columbia at www.columbiabank.com under the heading “Investor Relations”, or by requesting them in writing or by telephone from the Company at: Bank of Commerce Holdings, 555 Capitol Mall, Suite 1255, Sacramento, California 95814, ATTN: Corporate Secretary; Telephone (800) 421-2575.

Participants in the Solicitation

The Company and Columbia and certain of the Company’s directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed merger transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 6, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Proxy Statement/Prospectus included in the Registration Statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.

Item 7.01 – Regulation FD Disclosure

A copy of the press release jointly issued by the Company and Columbia regarding the proposed Mergers reported in Item 1.01 is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company and Columbia intend to provide supplemental information in presentations to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

Item 9.01 - Financial Statements and Exhibits

(d)          Exhibits:

See Exhibit Index below.

EXHIBIT INDEX

Exhibit          Description

2.1	Agreement and Plan of Merger, dated as of June 23, 2021, by and between Columbia Banking System, Inc. and Bank of Commerce Holdings*
10.1	Form of Voting Support Agreement
99.1	Joint Press Release issued June 23, 2021
99.2	Slide Presentation to be made available in connection with investor conference call held on June 24, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Bank of Commerce Holdings agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 24 , 2021
/s/ James A. Sundquist
By: James A. Sundquist
Executive Vice President – Chief Financial Officer

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